UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 18, 2011

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND	811-22031	20-8597138
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)
734 Ameriprise Financial Center,
MINNEAPOLIS, MINNESOTA 55474
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE 1-617-218-3864
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — REGULATION FD DISCLOSURE
Registrant is furnishing as Exhibit 99.1 the attached Press Release dated March 18, 2011 for RiverSource LaSalle International Real Estate Fund, Inc.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 — Press Release dated March 18, 2011 for RiverSource LaSalle International Real Estate Fund, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 18, 2011

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
By:	/s/ Joseph D’ Alessandro
Joseph D’ Alessandro
Assistant Secretary